SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 3, 2005
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                     0-26028                  22-2671269

 (State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)    Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act.  (17 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
      Act.  (17 240.13e-4(c))

       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01   Changes in Registrant's Certifying Accountant.

     On October 3, 2005, Imaging Diagnostic Systems, Inc. (The "Company") engaged Sherb & Co., LLP ("Sherb") to serve as its independent registered public accounting firm, effective October 3, 2005. During the two years ended June 30, 2005 and through September 30, 2005, neither the Company nor anyone on its behalf consulted with Sherb regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor has Sherb provided to the Company a written report or oral advice regarding such accounting principles or audit opinion.

     The decision to change auditors was made by the Audit Committee of the Board of Directors. The selection of Sherb & Co., LLP with offices in New York and Florida to serve as the Company's independent registered public accounting firm was made by the Audit Committee and their appointment was approved by the Company's Board of Directors.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated October 3, 2005


                                         /s/ Allan L. Schwartz
                                         ---------------------
                                         By: Allan L. Schwartz
                                         Executive Vice President
                                         Chief Financial Officer